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                                                                   Exhibit 10.63

                           LICENSE AGREEMENT AMENDMENT


This Amending Agreement to the license agreement dated May 9, 1994, as amended (collectively the "License Agreement"), is entered into by BR Centre Limited ("BRC"), Ingenix Biomedical Inc. ("Licensee") and Dr. John W. Schrader ("Schrader"), to clarify the License Agreement and its application to the technology licensed thereunder. BRC, Ingenix and Schrader agree to amend the License Agreement as follows:

         Article 3.01 - by inserting ", royalty free," after "sublease";

         Article 4.01 - by inserting before "expiration" the following - "later of the expiration of a term of 20 years from the Date of Commencement or the";

         Article 6.01, 6.03, 7.01, 16.01 - by adding at the end of each Article
         - "A consent decision shall not be unreasonably delayed, and if not forthcoming in writing with reasons within [*] of a written request by the Licensee for such consent, then consent shall be deemed given.";

         Article 6.02 - by adding at its end "Upon any such termination of the License hereunder, [*] with a view to [*] the Patents and the Technology hereunder [*]. BRC will not unreasonably delay in negotiating the terms of a direct license with an existing sublicensee and will grant a direct license to each such sublicensee with whom satisfactory arrangements have been made with respect to the terms and conditions of a direct license.";

         Article 7.02 - by replacing Article 7.02 with the following:

                  "BRC and its assignees shall have the right to assign their rights, duties and obligations under this Agreement to The University of British Columbia or The University of British Columbia Foundation or to a company or society of which The University of British Columbia is the sole shareholder in the case of a company or of which the University of British Columbia controls the membership, in the case of a society. In the event of such an assignment, the Licensee will release, remise and forever discharge BRC and/or The University of British Columbia and/or The University of British Columbia Foundation as the case may be, from any and all obligations or covenants, provided however that such assignee executes a written agreement which provides that such assignee shall assume all such obligations or covenants from the assignor and that the Licensee shall retain all rights granted to the Licensee pursuant to this Agreement.";

[*] The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

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                                      -2-

         Article 7.03 - by adding the following as Article 7.03:

                  "The Licensee acknowledges and agrees that, if this Agreement is assigned by BRC to The University of British Columbia or The University of British Columbia Foundation pursuant to
                  Article 7.02, that Articles 11.01 and 15.01 hereunder will be deemed amended to include a reference to such parties' Board of Governors, faculty and students as additional insureds, and as indemnified parties, respectively.";

         Article 10.02 - by deleting the word "and" in the third line of this Article and by inserting between the work "Licensee" and the phrase "the parties" in the third line of this Article the following - "and provide the Licensee with a period of 180 days from the date of receipt of such notice to cure such default. If at the end of the 180 day period BRC is of the view that the Licensee is still in breach of
         Article 10.01, then";

         Schedule A - by deleting "Application [*] and inserting
"Applications [*] and [*]".

All other terms and conditions of the License Agreement remain unchanged and in force.




SIGNED FOR AND ON BEHALF OF         )
INGENIX BIOMEDICAL INC. by its      )
duly authorized officers:           )
                                    )
                                    )
                                    )
[illegible]                         )
- -------------------------------     )
Authorized Signatory                )
                                    )
                                    )
- -------------------------------     )
Authorized Signatory                )



[*] The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

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                                      -3-

SIGNED, SEALED AND DELIVERED        )
by DR. JOHN W. SCHRADER in the      )
presence of:                        )
                                    )
                                    )         /s/ DR. JOHN W. SCHRADER
                                    )    -------------------------------
Bruce Hay                           )    DR. JOHN W. SCHRADER
- -------------------------------     )
Name                                )
                                    )
4290 Kevin Place                    )
- -------------------------------     )
Address                             )
                                    )
Vancouver BC                        )
- -------------------------------     )
                                    )
Chartered Accountant                )
- -------------------------------     )
Occupation                          )



SIGNED FOR AND ON BEHALF of         )
BR CENTRE LIMITED by its duly       )
authorized signatories:             )
                                    )
                                    )
                                    )
[ILLEGIBLE]                         )
- -------------------------------     )
Authorized Signatory                )
                                    )
[ILLEGIBLE]                         )
- -------------------------------     )
Authorized Signatory                )



[*] The confidential portion has been omitted and filed separately with the Securities and Exchange Commission.